September 22, 2005



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Ladies & Gentlemen:

     On behalf of Ashland Inc., submitted herewith for filing in electronic format is Ashland's Form 8-K.

     Please contact me at (606) 329-4764 in the event you have any questions regarding this transmission.

                                Very truly yours,

                                /s/ Jami K. Suver

                                Jami K. Suver
                                Senior Counsel